Exhibit 99-B.8(g): Form of Participation Agreement between Golden American Life
             Insurance Company and Pilgrim Variable Products Trust

                         FORM OF PARTICIPATION AGREEMENT

                                      AMONG

                         PILGRIM VARIABLE PRODUCTS TRUST

                                       AND

                               [INSURANCE COMPANY]

                                       AND

                          ING PILGRIM SECURITIES, INC.

         THIS AGREEMENT, made and entered into as of this ____ day of April, 2001, among [Insurance Company] (the "Company"), a life insurance company organized under the laws of [insert state], on its own behalf and on behalf of each separate account of the Company as set forth on Schedule A hereto, as such Schedule may be amended from time to time (each such account hereinafter referred to as the "Account"), PILGRIM VARIABLE PRODUCTS TRUST (the "Trust"), an open-ended management investment company and business trust organized under the laws of Massachusetts, and ING PILGRIM SECURITIES, INC. (the "Distributor"), a corporation organized under the laws of the State of Delaware.

         WHEREAS, the Trust is an open-end diversified management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into Participation Agreements with the Trust and the Distributor (the "Participating Insurance Companies"); and

         WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each designated a "Fund" and representing the interest in a particular managed portfolio of securities and other assets; and

         WHEREAS, the Trust may rely on an order ("ING Variable Insurance Trust, ET AL., Investment Company Act Rel. No. 24439 (May 3, 2000)) from the Securities and Exchange Commission ("SEC"), granting the variable annuity and variable life insurance separate accounts participating in the Trust exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of the Participating Insurance Companies (the "Mixed and Shared Funding Exemptive Order"); and

         WHEREAS, the Trust is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (the " 1933 Act"); and

         WHEREAS, the Company has registered or will register certain variable life contracts under the 1933 Act and applicable state securities and insurance law; and

         WHEREAS, the Company represents herein that each Account is a duly organized, validly existing separate account, which was established by resolution of the Board of Directors of the Company, on the dates shown for such Accounts on Schedule A hereto, to set aside and invest assets attributable to one or more variable insurance contracts (the "Contracts"); and

         WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act; and

         WHEREAS, the Distributor is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in certain Funds ("Authorized Funds") on behalf of each Account to fund certain of the Contracts and the Distributor is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

         NOW, THEREFORE, in consideration of the promises herein, the Company, the Trust and the Distributor agree as follows:

                                    ARTICLE I
                              SALE OF TRUST SHARES

         1.1.     The Distributor agrees, subject to the Trust's rights under
Section 1.2 and otherwise under this Agreement, to sell to the Company those Trust shares representing interests in Authorized Funds which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the shares of the Trust. For purposes of this Section 1. 1, the Company shall be the designee of the Trust for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 10:00 a.m. Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange ("NYSE") is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC. The initial Authorized Funds are set forth in Schedule B, as such schedule is amended from time to time.

         1.2. The Trust agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Account on those days on which the Trust calculates its net asset value pursuant to the rules of the SEC and the Trust shall use reasonable efforts to calculate such net asset value on each day the NYSE is open for trading. Notwithstanding the foregoing, the Trustees of the Trust (the "Trustees") may refuse to sell shares of any Fund to the Company or any other person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction over the Trust or if the Trustees determine, in the exercise of their fiduciary responsibilities, that to do so would be in the best interests of shareholders.

         1.3. The Trust and the Distributor agree that shares of the Trust will be sold only to Participating Insurance Companies and their separate accounts and other persons who are permissible investors consistent with the Accounts meeting the requirements of Treas. Reg. 1.817-5. No shares of any Fund will be sold directly to the general public.

         1.4. The Trust shall redeem its shares in accordance with the terms of its then-current prospectus. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 10:00 a.m., Eastern time, on the next following Business Day.

         1.5. The Company shall purchase and redeem the shares of Authorized Funds offered by the then-current prospectus of the Trust in accordance with the provisions of such prospectus.

         1.6. The Company shall pay for Trust shares on the next Business Day after an order to purchase Trust shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire.

         1.7. Issuance and transfer of the Trust's shares will be by book entry only. Share certificates will not be issued to the Company or to any Account. Shares ordered from the Trust will be recorded as instructed by the Company to the Distributor in an appropriate title for each Account or the appropriate sub-account of each Account.

         1.8. The Distributor shall furnish prompt notice (by wire or telephone, followed by written confirmation) to the Company of the declaration of any income, dividends or capital gain distributions payable on the Trust's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Fund shares in additional shares of that Fund. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Distributor shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

         1.9. The Distributor shall make the net asset value per share for each Fund available to the Company on a daily basis as soon as reasonably practical after the Trust calculates its net asset value per share, and each of the Trust and the Distributor shall use its reasonable best efforts to make such net asset value per share available by 6:00 p.m., Eastern time, but in no event later than 7:00 p.m., Eastern time, each Business Day.

        1.10. Any error in the calculation of the net asset value, dividend and capital gain information greater than or equal to $0.01 per share of the Trust's shares, shall be reported immediately upon discovery to the Company. Any error of a lesser amount shall be corrected in the next Business Day's net asset value per share for the Trust. Any such notice will state for each day for which an error occurred the incorrect price, the correct price and, to the extent communicated to the Trust's shareholders, the reason for the price change. The Company may send this notice or a derivation thereof (so long as such derivation is approved in advance by the

Distributor) to contractowners whose accounts are affected by the price change. The parties will negotiate in good faith to develop a reasonable method for effecting such adjustments. The Trust shall provide the Company, on behalf of the Account or the appropriate subaccount of each Account, with a prompt adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1.     The Company represents and warrants that

                  (a) at all times during the term of this Agreement, the Contracts are or will be registered under the 1933 Act; the Contracts will be issued and sold in compliance in all material respects with all applicable laws and the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a separate account under applicable law and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts; and

                  (b) the Contracts are currently treated as endowment, annuity or life insurance contracts, under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such treatment and that it will notify the Trust and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.2.     The Trust represents and warrants that

                  (a) at all times during the term of this Agreement, Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold by the Trust to the Company in compliance with all applicable laws, subject to the terms of Section 2.4 below, and the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Distributor in connection with their sale by the Trust to the Company and only as required by Section 2.4;

                  (b) each Authorized Fund is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that the Trust will use its best efforts to maintain such qualification (under Subchapter M or any successor provision) and that it will notify the Company immediately upon having a reasonable basis for believing that an Authorized Fund has ceased to so qualify or that it might not so qualify in the future; and

                  (c) the Trust is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

         2.3. The Distributor represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Distributor further represents that it will sell and distribute the Trust shares in accordance with all applicable securities laws applicable to it, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

         2.4. Notwithstanding any other provision of this Agreement, the Trust shall be responsible for the registration and qualification of its shares and of the Trust itself under the laws of any jurisdiction only in connection with the sale of shares directly to the Company through the Distributor. The Trust shall not be responsible, and the Company shall take full responsibility, for determining any jurisdiction in which any qualification or registration of Trust shares or the Trust by the Trust may be required in connection with the sale of the Contracts or the indirect interest of any Contract in any shares of the Trust and advising the Trust thereof at such time and in such manner as is necessary to permit the Trust to comply.

         2.5. The Trust makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

                                   ARTICLE III
                    PROSPECTUSES AND PROXY STATEMENTS; VOTING

         3.1. The Trust shall provide such documentation (including a camera-ready copy of its prospectus) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Trust is amended) to have the prospectus for the Contracts and the Trust's prospectus printed together in one or more documents (such printing to be at the Company's expense).

         3.2. The Trust's prospectus shall state that the Statement of Additional Information ("SAI") for the Trust is available from the Company, and the Company shall provide the SAI free of charge to any owner of a Contract or to any prospective Contract owner who requests the SAI. Distributor and Trust, as appropriate, agree to provide to Company with as many copies of the SAI as reasonably requested by Company.

         3.3. The Trust, at its expense, shall provide the Company with copies of its reports to shareholders, proxy material and other communications to shareholders in such quantity as the Company shall reasonably require for distribution to the Contract owners. The Company shall respond to requests for documents regarding the Trust in a manner that is consistent with SEC rules, including, but not limited to, Item 1(b) of Form N-1A, which requires requested documents to be sent within three (3) business days from the date of request.

         3.4. The Company shall vote all Trust shares as required by law and the Mixed and Shared Funding Exemptive Order. The Company reserves the right to vote Trust shares held in any separate account in each Company's own right, to the extent permitted by law and the Mixed and Shared Funding Exemptive Order. The Company shall be responsible for assuring that each of its separate accounts participating in the Trust calculates voting privileges in a manner consistent with all legal requirements and the Mixed and Shared Funding Exemptive Order.

         3.5. The Trust will comply with all applicable provisions of the 1940 Act requiring voting by shareholders.

                                   ARTICLE IV
                         SALES MATERIAL AND INFORMATION

         4.1. Without limiting the scope or effect of Section 4.2 hereof, the Company shall furnish, or shall cause to be furnished, to the Distributor each piece of sales literature or other promotional material (as defined hereafter) in which the Trust, its investment adviser or the Distributor is named at least 15 days prior to its use. No such material shall be used if the Distributor objects to such use within five (5) Business Days after receipt of such material.

         4.2. The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in annual or semi-annual reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee or by the Distributor, except with the written permission of the Trust or the Distributor or the designee of either or as is required by law.

         4.3. The Distributor or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material prepared by the Distributor in which the Company and/or the Company's Account is named at least 15 days prior to its use. No such material shall be used if the Company or its designee object to such use within five (5) Business Days after receipt of such material.

         4.4. Neither the Trust nor the Distributor shall give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the written permission of the Company or as is required by law.

         4.5. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e. any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all registered representatives.

                                    ARTICLE V
                                FEES AND EXPENSES

         5.1. If the Trust or any Authorized Fund adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses, subject to obtaining any required exemptive orders or other regulatory approvals, the Trust or Distributor may make payments to the Company or to the underwriter for the Account if and in such amounts agreed to by the parties in writing.

         5.2. All expenses incident to performance by the Trust under this Agreement shall be paid by the Trust to the extent permitted by law. The Trust shall bear the expenses for the cost of registration and qualification of the Trust's shares, preparation and filing of the Trust's prospectus and registration statement, proxy materials and reports, setting the prospectus and shareholder reports in type, setting in type and printing the proxy materials, and the preparation of all statements and notices required by any federal or state law, in each case as may reasonably be necessary for the performance by it of its obligations under this Agreement. All expenses incident to the solicitation and tabulation of the Trust's proxy materials will be paid by the Trust, except postage which will be paid by the Company.

         5.3. The Company shall bear the expenses of (a) printing and distributing the Trust's prospectus in connection with sales of the Contracts, (b) distributing the reports to the Trust's Shareholders who are owners of the Contracts, (c) mailing the Trust's proxy materials to owners of the Contracts, and (d) distributing the Trust's SAI to Shareholders who are owners of the Contracts.

                                   ARTICLE VI
                                 DIVERSIFICATION

         6.1 The Trust shall use its best efforts to cause each Authorized Fund to maintain a diversified pool of investments that would, if such Fund were a segregated asset account, satisfy the diversification provisions of Treasury Reg. ss. 1.817-5(b)(1) or (2).

                                   ARTICLE VII
                               POTENTIAL CONFLICTS

         7.1. The Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Trust. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Authorized Fund are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of Contract owners. The Trust shall promptly inform the Company if the Trustees determine that a material irreconcilable conflict exists and the implications thereof.

         7.2. The Company will report any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised. This responsibility includes, but is not limited to, an obligation by the Company to inform the Trustees whenever Contract owner voting instructions are disregarded.

         7.3. If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists, the Company shall to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take, at the Company's expense, whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Authorized Fund thereof and reinvesting such assets in a different investment medium, including (but not limited to) another series of the Trust, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

         7.4. If a material irreconcilable conflict arises because of a decision by a Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, that Company may be required, at the Trust's election, to withdraw the affected Account's investment in one or more portfolios of the Trust and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty shall be imposed as a result of such withdrawal. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, and until the end of that six month period, the Distributor and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and implement orders of the Company for the purchase (and redemption) of shares of the Trust.

         7.5. If a material irreconcilable conflict arises because of a particular state insurance regulator's decision applicable to the Company to disregard Contract owner voting instructions and that decision represents a minority position that would preclude a majority vote, then the Company may be required, at the Trust's direction, to withdraw the affected Account's investment in one or more Authorized Funds of the Trust; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, unless a shorter period is required by law, and until the end of the foregoing six month period (or such shorter period if required by law), the Distributor and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and implement orders by that Company for the purchase

(and redemption) of shares of the Trust. No charge or penalty will be imposed as a result of such withdrawal.

         7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict. Neither the Trust nor the Distributor shall be required to establish a new funding medium for the Contracts, nor shall the Company be required to do so, if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict, then the Company will withdraw the Account's investment in one or more Authorized Funds of the Trust and terminate this Agreement within six (6) months (or such shorter period as may be required by law or any exemptive relief previously granted to the Trust) after the Trustees inform the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty will be imposed as a result of such withdrawal.

         7.7. The responsibility to take remedial action in the event of the Trustees' determination of a material irreconcilable conflict and to bear the cost of such remedial action shall be the obligation of the Company, and the obligation of the Company set forth in this Article VII shall be carried out with a view only to the interests of Contract owners.

         7.8. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

         7.9. The Company has reviewed the Mixed and Shared Funding Exemption Order and hereby assumes all obligations referred to therein which are required, including, without limitation, the obligation to provide reports, material or data as the Trustees may request, as conditions to such order, to be assumed or undertaken by the Company.

                                  ARTICLE VIII
                                 INDEMNIFICATION

         8.1.     Indemnification by the Company

         8.1. (a). The Company shall indemnify and hold harmless the Trust, the Distributor and ING Pilgrim Investments, LLC (the "Adviser"), and each of the Trustees, directors of the Distributor or the Adviser, officers, employees or agents of the Trust, the Distributor or the

Adviser, and each person, if any, who controls the Trust, Adviser or the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company which consent may not be unreasonably withheld) or litigation expenses (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:

                  (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement, prospectus or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Trust for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                  (ii) arise out of or as a result of written statements or representations (other than statements or representations contained in the Trust's registration statement or prospectus, or in sales literature for Trust shares not supplied by the Company, or persons under its control) or wrongful conduct of the Company or its agents or employees or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

                  (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust or the Distributor by or on behalf of the Company; or

                  (iv) arise out of or result from any breach of any material representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

         8.1.     (b)     The Company shall not be liable under this
indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Trust, whichever is applicable.

         8.1.     (c)     The Company shall not be liable under this
indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), on the basis of which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at the Company's expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Company to such Indemnified Party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

          8.1.    (d)     The Distributor shall promptly notify the Company
of the commencement of any litigation or proceedings against the Trust or the Distributor in connection with the issuance or sale of the Trust Shares or the Contracts or the operation of the Trust.

          8.1.    (e)     The provisions of this Section 8.1 shall survive
any termination of this Agreement.

         8.2.     INDEMNIFICATION BY THE DISTRIBUTOR

         8.2.     (a)     The Distributor shall indemnify and hold harmless
the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and any director, officer, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:

                  (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement, prospectus, or SAI for the Trust or the sales literature for the Trust prepared by the Trust or Distributor (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or Trust by or on behalf of the Company for use in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                  (ii) arise out of or as a result of written statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Distributor or persons under its control) of the Distributor or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

                  (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Distributor; or

                  (iv) arise out of or result from any breach of any material representation and/or warranty made by the Distributor or the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor or the Trust; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

         8.2.     (b)     The Distributor shall not be liable under this
indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

         8.2.     (c)     The Distributor shall not be liable under this
indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent) on the basis of which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim, but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The

Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Distributor to such Indemnified Party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

          8.2.    (d)     The Company shall promptly notify the Distributor,
the Adviser, and the Trust of the commencement of any litigation or proceedings against it or any of its officers or directors, in connection with the issuance or sale of the Contracts or the operation of each Account.

          8.2.    (e)     The provisions of this Section 8.2 shall survive
any termination of this Agreement.

                                   ARTICLE IX
                                 APPLICABLE LAW

          9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Delaware.

         9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                                    ARTICLE X
                                   TERMINATION

         10.1.    This Agreement shall terminate:

                  (a) at the option of any party, with respect to some or all of the Funds, upon sixty (60) days' advance written notice to the other parties; or

                  (b) at the option of the Trust or the Distributor in the event that formal administrative proceedings are instituted against the Company by the NASD, the SEC, any State Insurance Commissioner or any other regulatory body regarding the Company's duties under this Agreement or related to the sales of the Contracts, with respect to the operation of any Account, or the purchase of the Trust shares, provided, however, that the Trust or the Distributor determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

                  (c) at the option of the Company in the event that formal administrative proceedings are instituted against the Trust or Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body in respect of the sale of shares of the Trust to the Company, provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Trust or Distributor to perform its obligations under this Agreement; or

                  (d) with respect to any Account, upon requisite vote of the Contract owners having an interest in such Account (or any subaccount) to substitute the shares of another investment company for the corresponding Fund shares of the Trust in accordance with the terms of the Contracts for which those Fund shares had been selected to serve as the underlying investment media. The Company will give 30 days' prior written notice to the Trust of the date of any proposed vote to replace the Trust's shares;

                  (e) with respect to any Authorized Fund, upon 30 days' advance written notice from the Distributor to the Company, upon a decision by the Distributor to cease offering shares of the Trust for sale; or

                  (f) at the option of any party to this Agreement, upon written notice to the other parties, upon another party's material breach of any provision of this Agreement which material breach is not cured within thirty (30) days of said notice.

         10.2. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 10.1 (a) may be exercised for any reason or for no reason.

         10.3. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate, which notice shall set forth the basis for such termination. Such prior written notice shall be given in advance of the effective date of termination as required by this Article X.

         10.4. Notwithstanding any termination of this Agreement, subject to Sections 1.2 and 10.5 of this Agreement, the Trust and the Distributor shall, at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts in effect as of the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, subject to Sections 1.2 and 10.5 of this Agreement, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.4 shall not apply to any termination under Article VII and the effect of such Article VII termination shall be governed by Article VII of this Agreement.

         10.5. If any party terminates this Agreement with respect to any Authorized Fund pursuant to the provisions under Article X, the Agreement shall nevertheless continue in effect as to any shares of the Trust that are outstanding as of the date of such termination (the "Initial Termination Date"). This continuation shall extend to the earlier of (a) the date as of which an Account no longer owns shares of the affected Fund or (b) the date (the "Final Termination Date") as of 180 days following the Initial Termination Date, or, at the Distributor's option, such later date as is necessary for the Company to obtain a substitution order from the SEC, the application for which the Company will diligently pursue.

         10.6. The Company shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to the Company's assets held in either Account) except (i) as necessary to implement Contract owner initiated transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"). Upon request, the Company will promptly furnish to the Trust and the Distributor an opinion of counsel for the Company, reasonably satisfactory to the Trust, to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, subject to Sections 1.2 and 10.5 of this Agreement, the Company shall not prevent owners from allocating payments to an Authorized Fund that was otherwise available under the Contracts without first giving the Trust or the Distributor 90 days' written notice of its intention to do so.

                                   ARTICLE XI
                                     NOTICES

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
         Pilgrim Variable Products Trust
         7337 East Doubletree Ranch Road
         Scottsdale, AZ 85258-2034
         Attn: _________________________

If to the Distributor:
         ING Pilgrim Securities, Inc.
         7337 East Doubletree Ranch Road
         Scottsdale, AZ 85258-2034
         Attn: _________________________

If to the Company:
         [Insurance Company]



                                   ARTICLE XII
                                  MISCELLANEOUS

         12.1. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of the State of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of or arising out of this instrument, including without limitation Article VI, are not binding upon any of the Trustees or shareholders individually but binding only upon the assets and property of the Trust.

         12.2. The Fund and the Distributor acknowledge that the identities of the customers of the Company or any of its affiliates, except for customers of the Fund or the Distributor or their affiliates (collectively, the "Company Protected Parties" for purposes of this Section 12.2), information maintained regarding those customers, and all computer programs and procedures or other information developed or used by the Company Protected Parties or any of their employees or agents in connection with the Company's performance of its duties under this Agreement are the valuable property of the Company Protected Parties. The Fund and the Distributor agree that if they come into possession of any list or compilation of the identities of or other information about the Company Protected Parties' customers, or any other information or property of the Company Protected Parties, other than such information as is publicly available or as may be independently developed or compiled by the Fund or the Distributor from information supplied to them by the Company Protected Parties' customers who also maintain accounts directly with the Fund or the Distributor, the Fund and the Distributor will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with the Company's prior written consent; or (b) as permitted without customer consent under Title V of the Gramm-Leach-Bliley Act and the applicable regulations thereunder or other applicable law. The Company acknowledges that the identities of the customers of the Fund, the Distributor or any of their affiliates (collectively, the "Fund Protected Parties" for purposes of this Section 12.2), information maintained regarding those customers, and all computer programs and procedures or other information developed or used by the Fund Protected Parties or any of their employees or agents in connection with the Fund's or the Distributor's performance of their respective duties under this Agreement are the valuable property of the Fund Protected Parties. The Company agrees that if it comes into possession of any list or compilation of the identities of or other information about the Fund Protected Parties' customers, or any other information or property of the Fund Protected Parties, other than such information as is publicly available or as may be independently developed or compiled by the Company from information supplied to them by the Fund Protected Parties' customers who also maintain accounts directly with the Company, the Company will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other properly except: (a) with the Fund's or the Distributor's prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this Section 12.2 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

         12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         12.8. Notwithstanding any other provision of this Agreement, the obligations of the Trust and the Distributor are several and, without limiting in any way the generality of the foregoing, neither such party shall have any liability for any action or failure to act by the other party, or any person acting on such other party's behalf.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                           [INSURANCE COMPANY]
                           By its authorized officer,

                           --------------------------------------------------
                           Name:
                           Title:

                           PILGRIM VARIABLE PRODUCTS TRUST
                           By its authorized officer,

                           --------------------------------------------------
                           Name:
                           Title:

                           ING PILGRIM SECURITIES, INC.
                           By its authorized officer,

                           -------------------------------------------------
                           Name:
                           Title:

                                   SCHEDULE A

                         Contracts and Separate Accounts

                                   SCHEDULE B

                         PILGRIM VARIABLE PRODUCTS TRUST


FUNDS

         Pilgrim VP MagnaCap Portfolio
         Pilgrim VP Research Enhanced Index Portfolio
         Pilgrim VP Growth Opportunities Portfolio
         Pilgrim VP MidCap Opportunities Portfolio
         Pilgrim VP Growth + Value Portfolio
         Pilgrim VP SmallCap Opportunities Portfolio
         Pilgrim VP International Value Portfolio
         Pilgrim VP High Yield Bond Portfolio
         Pilgrim VP Worldwide Growth Portfolio
         Pilgrim VP International SmallCap Growth Portfolio
         Pilgrim VP International Portfolio
         Pilgrim VP Emerging Countries Portfolio
         Pilgrim VP Growth and Income Portfolio
         Pilgrim VP LargeCap Growth Portfolio
         Pilgrim VP Financial Services Portfolio
         Pilgrim VP Convertible Portfolio

                             PARTICIPATION AGREEMENT
                             -----------------------

                                      AMONG

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY,

                          ING VARIABLE INSURANCE TRUST,

                       ING MUTUAL FUNDS MANAGEMENT CO. LLC

                                       AND

                           ING FUNDS DISTRIBUTOR, INC.

     THIS AGREEMENT, dated as of the 28th day of April 2000, by and among Golden American Life Insurance Company (the "Company"), a life insurance company organized under the laws of the State of Delaware, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), ING Variable Insurance Trust (the "Fund"), a management investment company and business trust organized under the laws of the State of Delaware, ING Mutual Funds Management Co. LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware, and ING Funds Distributors, Inc. (the "Distributor"), a corporation organized under the laws of the State of Iowa.

     WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance and variable annuity contracts (the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund, Adviser and Distributor ("Participating Insurance Companies");

     WHEREAS, the shares of beneficial interest of the Fund are divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets;

     WHEREAS, the Fund has obtained, or will obtain before entering into a Participation Agreement with any other party, an order from the Securities and Exchange Commission (the "SEC") granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, if and to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (the "Mixed and Shared Funding Exemptive Order"), and the parties to this Agreement agree to comply with the conditions or undertakings specified in the Mixed and Shared Funding Exemptive Order to the extent applicable to each such party;

     WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolios are registered under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, the Adviser, which serves as investment adviser to the Designated Portfolios (as hereinafter defined) of the Fund, is duly registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended;

     WHEREAS, the Company has registered or will register certain variable annuity contracts (the "Contracts") under the 1933 Act;

     WHEREAS, the Account is a duly organized, validly existing segregated asset account, established by the Company under the insurance laws of the State of Delaware, to set aside and invest assets attributable to the Contracts;

     WHEREAS, the Company has registered the Account as a unit investment trust under the 1940 Act;

     WHEREAS, the Company has issued or will issue certain variable life insurance and/or variable annuity contracts supported wholly or partially by the Account (the "Contracts"), and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement;

     WHEREAS, the Distributor, which serves as distributor to the Fund, is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios listed in Schedule B hereto, as it may be amended from time to time by mutual written agreement (the "Designated Portfolios") on behalf of the Account to fund the aforesaid Contracts, and the Distributor is authorized to sell such shares to the Account at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Adviser, and the Distributor agree as follows:

ARTICLE I.  Sale of Fund Shares
            -------------------

     1.1. The Fund agrees to sell to the Company those shares of the Designated Portfolios that each Account or the appropriate subaccount of each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company will be the designee of the Fund for receipt of such orders from each Account or the appropriate subaccount of each Account and receipt by such designee will constitute receipt by the Fund; provided that the Fund receives notice of such order by 10:00 a.m. Eastern Time on the next following business day ("T+1"). "Business Day" will mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.

     1.2. The Company will pay for Fund shares on T+1 that an order to purchase Fund shares is made in accordance with Section 1.1 above. Payment will be in federal funds transmitted by wire. This wire transfer will be initiated by 12:00 p.m. Eastern Time.

     1.3. The Fund agrees to make shares of the Designated Portfolios available indefinitely for purchase at the applicable net asset value per share by Participating Insurance Companies and their separate accounts on those days on which the Fund calculates its Designated Portfolio net asset value pursuant to rules of the SEC and the Fund shall use reasonable efforts to calculate such net asset value on each day the New York Stock Exchange is open for trading; provided, however, that the Board of Trustees of the Fund (the "Fund Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Fund Board, acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

     1.4. On each Business Day on which the Fund calculates its net asset value, the Company will aggregate and calculate the net purchase or redemption orders for each Account or the appropriate subaccount of each Account maintained by the Fund in which contractowner assets are invested. Net orders will only reflect orders that the Company has received prior to the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern
Time) on that Business Day. Orders that the Company has received after the close of regular trading on the NYSE will be treated as though received on the next Business Day. Each communication of orders by the Company will constitute a representation that such orders were received by it prior to the close of regular trading on the NYSE on the Business Day on which the purchase or redemption order is priced in accordance with Rule 22c-1 under the 1940 Act. Other procedures relating to the handling of orders will be in accordance with the prospectus and statement of information of the relevant Designated Portfolio or with oral or written instructions that the Distributor or the Fund will forward to the Company from time to time.

     1.5. The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts, qualified pension and retirement plans or such other persons as are permitted under applicable provisions of the Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code"), and regulations promulgated thereunder, the sale to which will not impair the tax treatment currently afforded the Contracts. No shares of any Portfolio will be sold to the general public except as set forth in this Section 1.5.

     1.6. The Fund agrees to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its agent of the request for redemption. For purposes of this Section 1.6, the Company will be the designee of the Fund for receipt of requests for redemption from each Account or the appropriate subaccount of each Account and receipt by such designee will constitute receipt by the Fund, provided the Fund receives notice of request for redemption by 10:00 a.m. Eastern Time on the next following Business Day. Payment will be in federal funds transmitted by wire to the Company's account as designated by the Company in writing from time to time, on the same Business Day the Fund receives notice of the redemption order from the Company. The Fund reserves the right to delay payment of redemption proceeds, but in no event may such payment be delayed longer than the period permitted by the 1940 Act. The Fund will not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds; the Company alone will be responsible for such action. If notification of redemption is received after 10:00 a.m. Eastern Time, payment for redeemed shares will be made on the next following Business Day.

     1.7. The Company agrees to purchase and redeem the shares of the Designated Portfolios offered by the then current prospectus of the Fund in accordance with the provisions of such prospectus.

     1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

     1.9. The Fund will furnish same day notice (by telecopier, followed by written confirmation) to the Company of the declaration of any income, dividends or capital gain distributions payable on each Designated Portfolio's shares. The Company hereby elects to receive all such dividends and distributions as are payable on the Designated Portfolio shares in the form of additional shares of that Designated Portfolio. The Fund will notify the Company of the number of shares so issued as payment of such dividends and distributions. The Company reserves the right to revoke this election upon reasonable prior notice to the Fund and to receive all such dividends and distributions in cash.

     1.10. The Fund will make the net asset value per share for each Designated Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and will use its best efforts to make such net asset value per share available by 6:00 p.m., Eastern Time, but in no event later than 7:00 p.m., Eastern Time, each Business Day.

     1.11. In the event adjustments are required to correct any error in the computation of the net asset value of the Fund's shares, the Fund or the Distributor will notify the Company as soon as practicable after discovering the need for those adjustments that result in an aggregate reimbursement of $150 or more to any one subaccount of each Account maintained by a Designated Portfolio unless notified otherwise by the Company (or, if greater, results in an adjustment of $10 or more to each contractowner's account). Any such notice will state for each day for which an error occurred the incorrect price, the correct price and, to the extent communicated to the Fund's shareholders, the reason for the price change. The Company may send this notice or a derivation thereof (so long as such derivation is approved in advance by the Distributor or the Adviser) to contractowners whose accounts are affected by the price change. The parties will negotiate in good faith to develop a reasonable method for effecting such adjustments. The Fund shall provide the Company, on behalf of the Account or the appropriate subaccount of each Account, with a prompt adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value.

     1.12.

          (a) The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's shares may be sold to other insurance companies (subject to Section 1.5 hereof) and the cash value of the Contracts may be invested in other investment companies, provided, however, that until this Agreement is terminated pursuant to Article X, the Company shall promote the Designated Portfolios on the same basis as other funding vehicles available under the Contracts and funding vehicles other than those listed on Schedule B to this Agreement may be available for the investment of the cash value of the Contracts.

          (b) The Company shall not, without prior notice to the Advisor and the Distributor (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

          (c) The Company shall not, without prior notice to the Advisor and the Distributor (unless otherwise required by applicable law), induce contractowners to change or modify the Fund or change the Fund's distributor or investment adviser.

          (d) The Company shall not, without prior notice to the Fund, induce contractowners to vote on any matter submitted for consideration by the shareholders of the Fund in a manner other than as recommended by the Fund Board.

ARTICLE II.  Representations and Warranties
             ------------------------------

     2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act and that the Contracts will be issued and sold in compliance with all applicable federal and state laws, including state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account as a separate account under applicable state law and has registered the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, and that it will maintain such registration for so long as any Contracts are outstanding. The Company will amend the registration statement under the 1933 Act for the Contracts and the registration statement under the 1940 Act for the Account from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. The Company will register and qualify the Contracts for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

     2.2. The Company represents that the Contracts are currently and at the time of issuance will be treated as endowment, annuity or life insurance contracts under applicable provisions of the Internal Revenue Code, and that it will make every effort to maintain such treatment and that it will notify the Fund and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.3. The Company represents and warrants that it will not purchase shares of the Designated Portfolios with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans.

     2.4. The Fund represents and warrants that Fund shares of the Designated Portfolios sold pursuant to this Agreement will be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and will remain registered under the 1940 Act for as long as such shares of the Designated Portfolios are outstanding. The Fund will amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund will register and qualify the shares of the Designated Portfolios for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

     2.5. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.6. The Fund represents and warrants that in performing the services described in this Agreement, the Fund will comply with all applicable laws, rules and regulations. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies, objectives and restrictions) complies with the insurance laws and regulations of any state. The Fund and the Distributor agree that upon request they will use their best efforts to furnish the information required by state insurance laws so that the Company can obtain the authority needed to issue the Contracts in the various states.

     2.7. The Fund represents and warrants its Fund Board has formulated and approved a plan under Rule 12b-1 to finance distribution expenses in accordance with the 1940 Act.

     2.8. The Distributor represents and warrants that it will distribute the Fund shares of the Designated Portfolios in accordance with all applicable federal and state securities laws including, without limitation, the 1933 Act, the 1934 Act and the 1940 Act.

     2.9. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

     2.10. The Distributor represents and warrants that it is and will remain duly registered under all applicable federal and state securities laws and that it will perform its obligations for the Fund in accordance in all material respects with any applicable state and federal securities laws.

     2.11. The Fund and the Distributor represent and warrant that all of their trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

ARTICLE III.  Prospectuses and Proxy Statements; Voting
              -----------------------------------------

     3.1. The Fund or the Distributor will provide the Company in conjunction with the Company's standard printing cycle, at the Company's expense, with as many copies of the current Fund prospectus for the Designated Portfolios as the Company may reasonably request for distribution, at the Company's expense, to prospective contractowners and applicants. The Fund or the Distributor will provide the Company in conjunction with the Company's standard printing cycle, at the Company's expense, as many copies of said prospectus as necessary for distribution, at the Company's expense, to existing contractowners. The Fund or the Distributor will provide the copies of said prospectus to the Company or to its mailing agent. If requested by the Company in lieu thereof, the Fund or the Distributor will provide such documentation, including a computer diskette or a final copy of a current prospectus set in type at the Fund's or Distributor's expense, and such other assistance as is reasonably necessary in order for the Company at least annually (or more frequently if the Fund prospectus is amended more frequently) to have the Fund's prospectus and the prospectuses of other mutual funds in which assets attributable to the Contracts may be invested printed together in one document. If in the event the Fund issues a new prospectus outside of the Company's standard printing cycle, then the Fund or the Distributor will provide the Company, at the Fund's or Distributor's expense, with as many copies of the current Fund prospectus for the Designated Portfolios as the Company may reasonably request for distribution, at the Company's expense, to existing and prospective contractowners and applicants.

     3.2. The Fund or the Distributor will provide the Company, at the Company's expense, with as many copies of the statement of additional information as the Company may reasonably request for distribution, at the Company's expense, to prospective contractowners and applicants. The Fund or the Distributor will provide, at the Company's expense, as many copies of said statement of additional information as necessary for distribution, at the Company's expense, to any existing contractowner who requests such statement or whenever state or federal law otherwise requires that such statement be provided. The Fund or the Distributor will provide the copies of said statement of additional information to the Company or to its mailing agent. If requested by the Company in lieu thereof, the Fund or the Distributor will provide such documentation, including a computer diskette or a final copy of a current statement of additional information set in type at the Fund's or Distributor's expense.

     3.3. The Fund or the Distributor, at the Fund's or its affiliate's expense, will provide the Company or its mailing agent with copies of its proxy material, if any, reports to shareholders and other communications to shareholders in such quantity as the Company will reasonably require. The Company will distribute this proxy material, reports and other communications to existing contractowners and tabulate the votes.

     3.4. If and to the extent required by law the Company will:

          (a) solicit voting instructions from contractowners;

          (b) vote the shares of the Designated Portfolios held in the Account in accordance with instructions received from contractowners; and

          (c) vote shares of the Designated Portfolios held in the Account for which no timely instructions have been received, as well as shares it owns, in the same proportion as shares of such Designated Portfolio for which instructions have been received from the Company's contractowners;

so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contractowners. Except as set forth above, the Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. The Company will be responsible for assuring that each of its separate accounts participating in the Fund calculates voting privileges in a manner consistent with all legal requirements, including the Mixed and Shared Funding Exemptive Order.

     3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, the Fund either will provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends to comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.

ARTICLE IV.  Sales Material and Information
             ------------------------------

     4.1. The Distributor will provide the Company on a timely basis with investment performance information for each Designated Portfolio in which the Company maintains a subaccount of the Account, including total return for the preceding calendar month and calendar quarter, the calendar year to date, and the prior one-year, five-year, and ten year (or life of the Fund) periods. The Company may, based on the SEC mandated information supplied by the Distributor, prepare communications for contractowners ("Contractowner Materials"). The Company will provide copies of all Contractowner Materials concurrently with their first use for the Distributor's internal recordkeeping purposes. It is understood that neither the Distributor nor any Designated Portfolio will be responsible for errors or omissions in, or the content of, Contractowner Materials except to the extent that the error or omission resulted from information provided by or on behalf of the Distributor or the Designated Portfolio. Any printed information that is furnished to the Company pursuant to this Agreement other than each Designated Portfolio's prospectus or statement of additional information (or information supplemental thereto), periodic reports and proxy solicitation materials is the Distributor's sole responsibility and not the responsibility of any Designated Portfolio or the Fund. The Company agrees that the Portfolios, the shareholders of the Portfolios and the officers and governing Board of the Fund will have no liability or responsibility to the Company in these respects.

     4.2. The Company will not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or statement of additional information for Fund shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in published reports for the Fund which are in the public domain or approved by the Fund or the Distributor for distribution, or in sales literature or other material provided by the Fund, Adviser or by the Distributor, except with permission of the Distributor. Any piece of sales literature or other promotional material intended to be used by the Company which requires the permission of the Distributor prior to use will be furnished by Company to the Distributor, or its designee, at least ten (10) business days prior to its use. No such material will be used if the Distributor reasonably objects to such use within five (5) business days after receipt of such material.

Nothing in this Section 4.2 will be construed as preventing the Company or its employees or agents from giving advice on investment in the Fund.

     4.3. The Fund, the Adviser or the Distributor will furnish, or will cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or its Account is named, at least ten (10) business days prior to its use. No such material will be used if the Company reasonably objects to such use within five (5) business days after receipt of such material.

     4.4. The Fund, the Adviser and the Distributor will not give any information or make any representations or statements on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or statement of additional information for the Contracts, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in published reports for each Account or the Contracts which are in the public domain or approved by the Company for distribution to contractowners, or in sales literature or other material provided by the Company, except with permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis.

     4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the SEC, the NASD or other regulatory authority.

     4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC, the NASD or other regulatory authority.

     4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisements, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

     4.8. The Fund and the Distributor hereby consent to the Company's use of the names ING Mutual Funds Management Co. LLC, ING Variable Insurance Trust, the portfolio names designated on Schedule B or other designated names as may be used from time to time in connection with the marketing of the Contracts, subject to the terms of Sections 4.1 and 4.2 of this Agreement. Such consent will terminate with the termination of this Agreement.

ARTICLE V.  Fees and Expenses
            -----------------

     5.1. The Fund, the Adviser and the Distributor will pay no fee or other compensation to the Company under this Agreement except pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses. The Fund may make Rule 12b-1 payments to the Company or to the underwriter for the Contracts if and in such amounts agreed to by the Fund in writing.

     5.2. All expenses incident to performance by the Fund of this Agreement will be paid by the Fund to the extent permitted by law. The Fund will bear the expenses for the cost of registration and qualification of the Fund's shares; preparation and filing of the Fund's prospectus, statement of additional information and registration statement, proxy materials and reports; setting in type and printing proxy materials and reports by it to contractowners (including the costs of printing a Fund prospectus that constitutes an annual report); the preparation of all statements and notices required by any federal or state law; all taxes on the issuance or transfer of the Fund's shares; any expenses permitted to be paid or assumed by the Fund pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act; and all other expenses set forth in Article III of this Agreement.

ARTICLE VI.  Diversification and Qualification
             ---------------------------------

     6.1. The Adviser will ensure that the Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable annuity contracts under the Internal Revenue Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will comply with Section 817(h) of the Internal Revenue Code and Treasury Regulation 1.817-5, as amended from time to time, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps: (a) to notify the Company of such breach; and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Treasury Regulation 1.817-5.

     6.2. The Fund represents that it is or will be qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     6.3. The Company represents that the Contracts are currently, and at the time of issuance shall be, treated as life insurance or annuity insurance contracts, under applicable provisions of the Internal Revenue Code, and that it will make every effort to maintain such treatment, and that it will notify the Fund and the Distributor immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future. The Company agrees that any prospectus offering a contract that is a "modified endowment contract" as that term is defined in
Section 7702A of the Internal Revenue Code (or any successor or similar provision), shall identify such contract as a modified endowment contract.

ARTICLE VII.  Potential Conflicts
              -------------------

     7.1. The Fund Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contractowners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contractowners; or (f) a decision by an insurer to disregard the voting instructions of contractowners. The Fund Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

     7.2. The Company will report any potential or existing conflicts of which it is aware to the Fund Board. The Company will assist the Fund Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Fund Board with all information reasonably necessary for the Fund Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Fund Board whenever contractowner voting instructions are disregarded.

     7.3. If it is determined by a majority of the Fund Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Fund Board members), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (a) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contractowners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contractowners, life insurance contractowners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contractowners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

     7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contractowner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement with respect to each Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Fund Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

     7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Fund Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Fund Board. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

     7.6. For purposes of Section 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Fund Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contract if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Fund Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Fund Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Fund Board.

     7.7. If and to the extent the Mixed and Shared Funding Exemptive Order or any amendment thereto contains terms and conditions different from Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement, then the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with the Mixed and Shared Funding Exemptive Order, and Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in the Mixed and Shared Funding Exemptive Order or any amendment thereto. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1., 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification
               ---------------

     8.1. Indemnification By the Company
          ------------------------------

          (a) The Company agrees to indemnify and hold harmless the Fund, the Adviser, the Distributor, and each person, if any, who controls or is associated with the Fund, the Adviser or the Distributor within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

               (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or statement of additional information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Fund, the Adviser or the Distributor for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

               (2) arise out of or as a result of statements or representations by or on behalf of the Company or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

               (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Fund (or amendment or supplement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make such statements not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company or persons under its control; or

               (4) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

               (5) arise out of any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement;

     except to the extent provided in Sections 8.1(b) and 8.3 hereof. This indemnification will be in addition to any liability that the Company otherwise may have.

          (b) No party will be entitled to indemnification under Section 8.1(a) to the extent such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by the party seeking indemnification.

          (c) The Indemnified Parties promptly will notify the Company of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

     8.2. Indemnification By the Adviser, the Fund and the Distributor
          ------------------------------------------------------------

          (a) The Adviser, the Fund and the Distributor, in each case solely to the extent relating to such party's responsibilities hereunder, agree to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

               (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser, the Distributor or the Fund by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

               (2) arise out of or as a result of statements or representations or wrongful conduct of the Adviser, the Fund or the Distributor or persons under the control of the Adviser, the Fund or the Distributor respectively, with respect to the sale of the Fund shares; or

               (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material covering the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated or necessary to make such statement or statements not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Adviser, the Fund or the Distributor or persons under the control of the Adviser, the Fund or the Distributor; or

               (4) arise as a result of any failure by the Fund, the Adviser or the Distributor to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements and procedures related thereto specified in Article VI of this Agreement); or

               (5) arise out of or result from any material breach of any representation and/or warranty made by the Adviser, the Fund or the Distributor in this Agreement, or arise out of or result from any other material breach of this Agreement by the Adviser, the Fund or the Distributor;

     except to the extent provided in Sections 8.2(b) and 8.3 hereof. This indemnification will be in addition to any liability that the Fund, Adviser or the Distributor otherwise may have.

          (b) No party will be entitled to indemnification under Section 8.2(a) to the extent such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by the party seeking indemnification.

          (c) The Indemnified Parties will promptly notify the Adviser, the Fund and the Distributor of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the account.

     8.3. Indemnification Procedure
          -------------------------

     Any person obligated to provide indemnification under this Article VIII ("Indemnifying Party" for the purpose of this Section 8.3) will not be liable under the indemnification provisions of this Article VIII with respect to any claim made against a party entitled to indemnification under this Article VIII ("Indemnified Party" for the purpose of this Section 8.3) unless such Indemnified Party will have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim will have been served upon such Indemnified Party (or after such party will have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim will not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VIII, except to the extent that the failure to notify results in the failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of failure to give such notice. In case any such action is brought against the Indemnified Party, the

Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also will be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party will bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless: (a) the Indemnifying Party and the Indemnified Party will have mutually agreed to the retention of such counsel; or
(b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party will not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. A successor by law of the parties to this Agreement will be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII will survive any termination of this Agreement.

     8.4 DISTRIBUTOR LIMITATION ON LIABILITY. Notwithstanding the foregoing, the Distributor shall not be liable to any party to this Agreement for lost profits, punitive, special, incidental, indirect or consequential damages.

ARTICLE IX.  Applicable Law
             --------------

     9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Delaware.

     9.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, any Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith. If, in the future, the Mixed and Shared Funding Exemptive Order should no longer be necessary under applicable law, then Article VII shall no longer apply.

ARTICLE X. Termination
           -----------

     10.1. This Agreement will terminate:

          (a) at the option of any party, with or without cause, with respect to some or all of the Designated Portfolios, upon sixty (60) days' advance written notice to the other parties or, if later, upon receipt of any required exemptive relief or orders from the SEC, unless otherwise agreed in a separate written agreement among the parties; or

          (b) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to any Designated Portfolio if shares of the Designated Portfolio are not reasonably available to meet the requirements of the Contracts as determined in good faith by the Company; or

          (c) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to any Designated Portfolio in the event any of the Designated Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or Federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by Company; or

          (d) at the option of the Fund, upon receipt of the Fund's written notice by the other parties, upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Account, or the purchase of the Fund shares, provided that the Fund determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

          (e) at the option of the Company, upon receipt of the Company's written notice by the other parties, upon institution of formal proceedings against the Fund, Adviser or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, provided that the Company determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Fund's or the Distributor's ability to perform its obligations under this Agreement; or

          (f) at the option of the Company, upon receipt of the Company's written notice by the other parties, if the Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, or under any successor or similar provision, or if the Company reasonably and in good faith believes that the Fund may fail to so qualify; or

          (g) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to any Designated Portfolio if the Fund fails to meet the diversification requirements specified in Article VI hereof or if the Company reasonably and in good faith believes the Fund may fail to meet such requirements; or

          (h) at the option of any party to this Agreement, upon written notice to the other parties, upon another party's material breach of any provision of this Agreement which material breach is not cured within thirty (30) days of said notice; or

          (i) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Adviser or the Distributor has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company, such termination to be effective sixty (60) days' after receipt by the other parties of written notice of the election to terminate; or

          (j) at the option of the Fund or the Distributor, if the Fund or the Distributor respectively, determines in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or the Adviser, such termination to be effective sixty (60) days' after receipt by the other parties of written notice of the election to terminate; or

          (k) at the option of the Company or the Fund upon receipt of any necessary regulatory approvals and/or the vote of the contractowners having an interest in the Account (or any subaccount) to substitute the shares of another investment company for the corresponding Designated Portfolio shares of the Fund in accordance with the terms of the Contracts for which those Designated Portfolio shares had been selected to serve as the underlying investment media. The Company will give sixty (60) days' prior written notice to the Fund of the date of any proposed vote or other action taken to replace the Fund's shares; or

          (l) at the option of the Company or the Fund upon a determination by a majority of the Fund Board, or a majority of the disinterested Fund Board members, that an irreconcilable material conflict exists among the interests of: (1) all contractowners of variable insurance products of all separate accounts; or (2) the interests of the Participating Insurance Companies investing in the Fund as set forth in Article VII of this Agreement; or

          (m) at the option of the Fund in the event any of the Contracts are not issued or sold in accordance with applicable federal and/or state law. Termination will be effective immediately upon such occurrence without notice.

     10.2. NOTICE REQUIREMENT. No termination of this Agreement will be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice will set forth the basis for the termination.

     10.3. EFFECT OF TERMINATION. Notwithstanding any termination of this Agreement, the Fund and the Distributor will, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement ( hereinafter referred to as "Existing Contracts.") . Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Portfolios (as in effect on such date), redeem investments in the Portfolios and/or invest in the Portfolios upon the making of additional purchase payments under the Existing Contracts.

     10.4. SURVIVING PROVISIONS. Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties will survive and not be affected by any termination of this Agreement. In addition, each party's obligations under Section 12.7 will survive and not be affected by any termination of this Agreement. Finally, with respect to Existing Contracts, all provisions of this Agreement also will survive and not be affected by any termination of this Agreement.

ARTICLE XI.  Notices
             -------

     11.1. Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Fund:            ING Variable Insurance Trust
                                c/o Louis Citron
                                1475 Dunwoody Drive
                                West Chester, PA  19380

     If to the Company:         Golden American Life Insurance Company
                                c/o Myles Tashman

                                Executive Vice President and General Counsel
                                1475 Dunwoody Drive
                                West Chester, PA 19380

     If to Adviser:             ING Mutual Funds Management Co. LLC
                                c/o Louis Citron
                                1475 Dunwoody Drive
                                West Chester, PA  19380

     If to Distributor:         ING Funds Distributor, Inc
                                c/o Donald Brostrom
                                1475 Dunwoody Drive
                                West Chester, PA  19380

ARTICLE XII.  Miscellaneous
              -------------

     12.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the directors, trustees, officers, partners, employees, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. No Portfolio or series of the Fund will be liable for the obligations or liabilities of any other Portfolio or series.

     12.2. The Fund, the Adviser and the Distributor acknowledge that the identities of the customers of the Company or any of its affiliates, except for customers of the Adviser or its affiliates (collectively the "Company Protected Parties" for purposes of this Section 12.2), information maintained regarding those customers, and all computer programs and procedures or other information developed or used by the Company Protected Parties or any of their employees or agents in connection with the Company's performance of its duties under this Agreement are the valuable property of the Company Protected Parties. The Fund, the Adviser and the Distributor agree that if they come into possession of any list or compilation of the identities of or other information about the Company Protected Parties' customers, or any other information or property of the Company Protected Parties, other than such information as is publicly available or as may be independently developed or compiled by the Fund, the Adviser or the Distributor from information supplied to them by the Company Protected Parties' customers who also maintain accounts directly with the Fund, the Adviser or the Distributor, the Fund, the Adviser and the Distributor will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with the Company's prior written consent; or (b) as required by law or judicial process. The Company acknowledges that the identities of the customers of the Fund, the Adviser, the Distributor or any of their affiliates (collectively the "Adviser Protected Parties" for purposes of this Section 12.2), information maintained regarding those customers, and all computer programs and procedures or other information developed or used by the Adviser Protected Parties or any of their employees or agents in connection with the Fund's, the Adviser's or the Distributor's performance of their respective duties under this Agreement are the valuable property of the Adviser Protected Parties. The Company agrees that if it comes into possession of any list or compilation of the identities of or other information about the Adviser Protected Parties' customers, or any other information or property of the Adviser Protected Parties, other than such information as is publicly available or as may be independently developed or compiled by the Company from information supplied to them by the Adviser Protected Parties' customers who also maintain accounts directly with the Company, the Company will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with the Fund's, the Adviser's or the Distributor's prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this Section 12.2 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

     12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

     12.5. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement will not be affected thereby.

     12.6. This Agreement will not be assigned by any party hereto without the prior written consent of all the parties.

     12.7. Each party to this Agreement will maintain all records required by law, including records detailing the services it provides. Such records will be preserved, maintained and made available to the extent required by law and in accordance with the 1940 Act and the rules thereunder. Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Upon request by the Fund or the Distributor, the Company agrees to promptly make copies or, if required, originals of all records pertaining to the performance of services under this Agreement available to the Fund or the Distributor, as the case may be. The Fund agrees that the Company will have the right to inspect, audit and copy all records pertaining to the performance of services under this Agreement pursuant to the requirements of any state insurance department. Each party also agrees to promptly notify the other parties if it experiences any difficulty in maintaining the records in an accurate and complete manner. This provision will survive termination of this Agreement.

     12.8. Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or board action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

     12.9. The parties to this Agreement may amend the schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Accounts or the Designated Portfolios of the Fund or other applicable terms of this Agreement.

     12.10. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights.

     12.11. The names "ING Variable Insurance Trust" and "Trustees of ING Variable Insurance Trust" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated July 15, 1999 which is hereby referred to and a copy of which is at the principal office of the Fund. The obligations of "ING Variable

Insurance Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, or representatives of the Fund personally, but bind only the Trust Property, and all persons dealing with any class of Shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below:

                                         GOLDEN AMERICAN LIFE
                                          INSURANCE COMPANY:

                                         By: /s/ David L. Jacobson
                                            ------------------------------------
                                         Title: Senior Vice President
                                               ---------------------------------
                                         Date:  April 25, 2000
                                              ----------------------------------

                                         ING VARIABLE INSURANCE TRUST:

                                         By: /s/ Louis S. Citron
                                            ------------------------------------
                                         Title:  Vice President
                                               ---------------------------------
                                         Date:   April 25, 2000
                                              ----------------------------------

                                         ING MUTUAL FUNDS MANAGEMENT CO. LLC :

                                         By: /s/ Louis S. Citron
                                            ------------------------------------
                                         Title: Senior Vice President and
                                                 General Counsel
                                               ---------------------------------
                                         Date:  April 25, 2000
                                              ----------------------------------

                                         ING FUNDS DISTRIBUTOR, Inc.

                                         By: /s/ Donald E. Brostrom
                                            ------------------------------------
                                         Title:  Chief Financial Officer and
                                                  Treasurer
                                               ---------------------------------
                                         Date:  April 25, 2000
                                              ----------------------------------

                                   SCHEDULE A

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                        CONTRACTS AND SEPARATE ACCOUNT(S)

CONTRACT(S):

               Deferred Combination Variable and Fixed Annuity Contracts

SEPARATE ACCOUNT(S):

               Separate Account B of Golden American Life Insurance Company


                                   SCHEDULE B

                          ING VARIABLE INSURANCE TRUST

                              DESIGNATED PORTFOLIOS

PORTFOLIOS:

               ING International Equity Fund

               ING Global Brand Names Fund

Schedule Date:    April 28, 2000